UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12
K2M GROUP HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

FORWARD LOOKING STATEMENTS
This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to the expected timing, completion and effects of the proposed merger, as well as other statements representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectations with respect to the costs and other anticipated financial impacts of the merger; future financial and operating results of K2M Group Holdings, Inc. (“K2M”); K2M’s plans, objectives, expectations and intentions with respect to future operations and services; required approvals to complete the merger by our stockholders and by governmental regulatory authorities, and the timing and conditions for such approvals; the stock price of K2M prior to the consummation of the transactions; and the satisfaction of the closing conditions to the proposed merger. Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the Securities and Exchange Commission (the “SEC”). Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.K2M.com under “Investor Relations.” You are urged to carefully consider all such factors. Although it is believed that the expectations reflected in such forward-looking statements are reasonable and are expressed in good faith, such expectations may not prove to be correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only to expectations as of the date of this communication. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this communication, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this communication, such statements or disclosures will be deemed to modify or supersede such statements in this communication.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of K2M by Stryker Corporation. In connection with this proposed acquisition, K2M has filed a definitive proxy statement and has filed or may file other documents with the SEC. This communication is not a substitute for any proxy statement or other document K2M has filed or may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF K2M ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT HAVE BEEN (OR MAY BE) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The definitive proxy statement will be mailed to stockholders of K2M on or about October 9, 2018. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by K2M through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by K2M are available free of charge on K2M’s internet website at www.K2M.com or upon written request to: Secretary, K2M Group Holdings, Inc., 600 Hope Parkway SE, Leesburg, Virginia 20175, or by telephone at (703) 777-3155.
Participants in Solicitation
K2M, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in such solicitation in connection with the proposed merger is set forth in the definitive proxy statement filed with the SEC on October 5, 2018. Information about the directors and executive officers of K2M is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on March 1, 2018, its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on April 20, 2018, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018 and June 30, 2018, which were filed with the SEC on May 2, 2018 and August 2, 2018, respectively, and its Current Reports on Form 8-K or Form 8-K/A, which were filed with the SEC on January 8, 2018, January 9, 2018, February 28, 2018, March 29, 2018, May 1, 2018, June 11, 2018, June 14, 2018, June 18, 2018, August 1, 2018 and August 30, 2018.
These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement and other relevant materials filed with the SEC.
K2M Group Holdings, Inc.
600 Hope Parkway SE
Leesburg, Virginia 20175
Tel. (703) 777-3155
www.K2M.com

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________________________________________________________________________________
FORM 8-K
______________________________________________________________________________________________________
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 5, 2018
  _____________________________________________________________________________________________________
K2M GROUP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
______________________________________________________________________________________________________

DELAWARE	001-36443	27-2977810
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
600 Hope Parkway SE
Leesburg, Virginia 20175
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 777-3155

Not Applicable
(Former Name or Former Address, if changed since last report)
  _____________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
On October 5, 2018, K2M Group Holdings, Inc. (“K2M”) issued a press release announcing that it has set a record date and meeting date for a special meeting of its stockholders to, among other things, consider and vote on a proposal to adopt the previously announced Agreement and Plan of Merger, dated as of August 29, 2018, by and among Stryker Corporation, a Michigan corporation (“Stryker”), Austin Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of Stryker (“Merger Sub”) and K2M, pursuant to which, on the terms and subject to the conditions therein, Merger Sub will merge with and into K2M, with K2M surviving the merger as a wholly owned subsidiary of Stryker (the “Merger”). At the special meeting, K2M stockholders will also vote on a non-binding advisory proposal to approve the compensation that may become payable to K2M’s named executive officers in connection with the consummation of the Merger.
K2M stockholders of record as of the close of business on October 4, 2018 will be entitled to receive notice of the special meeting and to vote at the special meeting. The special meeting of K2M stockholders will be held on Wednesday, November 7, 2018 at 8:00 a.m., Eastern Time, at K2M’s headquarters at 600 Hope Parkway SE, Leesburg, Virginia 20175.
K2M also announced on October 5, 2018 that it has filed a definitive proxy statement with the U.S. Securities and Exchange Commission on October 5, 2018 with respect to the special meeting. K2M expects to commence mailing the definitive proxy statement to its stockholders on or about October 9, 2018.
A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 5, 2018

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to the expected timing, completion and effects of the proposed merger, as well as other statements representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectations with respect to the costs and other anticipated financial impacts of the merger; future financial and operating results of K2M Group Holdings, Inc. (“K2M”); K2M’s plans, objectives, expectations and intentions with respect to future operations and services; required approvals to complete the merger by our stockholders and by governmental regulatory authorities, and the timing and conditions for such approvals; the stock price of K2M prior to the consummation of the transactions; and the satisfaction of the closing conditions to the proposed merger. Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the Securities and Exchange Commission (the “SEC”). Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.K2M.com under “Investor Relations.” You are urged to carefully consider all such factors. Although it is believed that the expectations reflected in such forward-looking statements are reasonable and are expressed in good faith, such expectations may not prove to be correct and persons reading this Current Report on Form 8-K are therefore cautioned not to place undue reliance on these forward-looking statements which speak only to expectations as of the date of this Current Report on Form 8-K. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this Current Report on Form 8-K, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this Current

Report on Form 8-K, such statements or disclosures will be deemed to modify or supersede such statements in this Current Report on Form 8-K.
Additional Information and Where to Find It
This Current Report on Form 8-K does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This Current Report on Form 8-K relates to a proposed acquisition of K2M by Stryker Corporation. In connection with this proposed acquisition, K2M has filed a definitive proxy statement and has filed or may file other documents with the SEC. This communication is not a substitute for any proxy statement or other document K2M has filed or may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF K2M ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT HAVE BEEN (OR MAY BE) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The definitive proxy statement will be mailed to stockholders of K2M on or about October 9, 2018. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by K2M through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by K2M are available free of charge on K2M’s internet website at www.K2M.com or upon written request to: Secretary, K2M Group Holdings, Inc., 600 Hope Parkway SE, Leesburg, Virginia 20175, or by telephone at (703) 777-3155.
Participants in Solicitation
K2M, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in such solicitation in connection with the proposed merger is set forth in the definitive proxy statement filed with the SEC on October 5, 2018. Information about the directors and executive officers of K2M is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on March 1, 2018, its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on April 20, 2018, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018 and June 30, 2018, which were filed with the SEC on May 2, 2018 and August 2, 2018, respectively, and its Current Reports on Form 8-K or Form 8-K/A, which were filed with the SEC on January 8, 2018, January 9, 2018, February 28, 2018, March 29, 2018, May 1, 2018, June 11, 2018, June 14, 2018, June 18, 2018, August 1, 2018 and August 30, 2018.
These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement and other relevant materials filed with the SEC.
K2M Group Holdings, Inc.
600 Hope Parkway SE
Leesburg, Virginia 20175
Tel. (703) 777-3155
www.K2M.com

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K2M Group Holdings, Inc.

Date:	October 5, 2018	By:	/s/ ERIC D. MAJOR
		Name:	Eric D. Major
		Title:	President and Chief Executive Officer

Exhibit 99.1
K2M Group Holdings, Inc. Announces Record Date and Meeting Date for Special Meeting of Stockholders
Leesburg, VA, October 5, 2018 - K2M Group Holdings, Inc. (Nasdaq: KTWO) (the “Company” or “K2M”), announced today that it has set a record date and meeting date for a special meeting of its stockholders to, among other things, consider and vote on a proposal to adopt the previously announced Agreement and Plan of Merger, dated as of August 29, 2018, by and among Stryker Corporation (“Stryker”), Austin Merger Sub Corp. (“Merger Sub”) and K2M, pursuant to which, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into K2M, with K2M surviving the merger as a wholly owned subsidiary of Stryker (the “Merger”). At the special meeting, K2M stockholders will also vote on a non-binding advisory proposal to approve the compensation that will or may become payable to K2M’s named executive officers in connection with the consummation of the Merger.
K2M stockholders of record as of the close of business on Thursday, October 4, 2018 will be entitled to receive notice of the special meeting and to vote at the special meeting. The special meeting will be held on Wednesday, November 7, 2018 at 8:00 a.m., Eastern Time, at K2M’s headquarters, 600 Hope Parkway SE, Leesburg, VA 20175.
Upon the completion of the Merger, K2M stockholders will be entitled to receive $27.50 in cash, without interest and less any applicable withholding taxes, for each share of common stock, par value $0.001 per share, of K2M that they own as of immediately prior to the effective time of the Merger. The Merger is expected to close in the fourth quarter of 2018, subject to customary closing conditions, including approval by K2M’s stockholders and the receipt of certain regulatory approvals.
K2M also announced today that it has filed a definitive proxy statement with the U.S. Securities and Exchange Commission on October 5, 2018 with respect to the special meeting. K2M expects to commence mailing the definitive proxy statement to its stockholders on or about October 9, 2018.
Any stockholder questions about the merger, including how to vote shares of K2M common stock, should be directed to K2M’s proxy solicitor, Broadridge Financial Solutions, Inc. at 51 Mercedes Way, Edgewood, NY 11717, or to K2M at IR@K2M.com.
About K2M Group Holdings, Inc.
K2M Group Holdings, Inc. is a global leader of complex spine and minimally invasive solutions focused on achieving three-dimensional Total Body Balance™. Since its inception, K2M has designed, developed, and commercialized innovative complex spine and minimally invasive spine technologies and techniques used by spine surgeons to treat some of the most complicated spinal pathologies. K2M has leveraged these core competencies into Balance ACS®, a platform of products, services, and research to help surgeons achieve three-dimensional spinal balance across the axial, coronal, and sagittal planes, with the goal of supporting the full continuum of care to facilitate quality patient outcomes. The Balance ACS platform, in combination with the Company’s technologies, techniques and leadership in the 3D-printing of spinal devices, enables K2M to compete favorably in the global spine surgery market. For more information, visit www.K2M.com and connect with us on Facebook, Twitter, Instagram, LinkedIn and YouTube.

Forward-Looking Statements
The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to the expected timing, completion and effects of the proposed merger, as well as other statements representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectations with respect to the costs and other anticipated financial impacts of the merger; future financial and operating results of K2M Group Holdings, Inc. (“K2M”); K2M’s plans, objectives, expectations and intentions with respect to future operations and services; required approvals to complete the merger by our stockholders and by governmental regulatory authorities, and the timing and conditions for such approvals; the stock price of K2M prior to the consummation of the transactions; and the satisfaction of the closing conditions to the proposed merger. Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the Securities and Exchange Commission (the “SEC”). Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.K2M.com under “Investor Relations.” You are urged to carefully consider all such factors. Although it is believed that the expectations reflected in such forward-looking statements are reasonable and are expressed in good faith, such expectations may not prove to be correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only to expectations as of the date of this communication. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this communication, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this communication, such statements or disclosures will be deemed to modify or supersede such statements in this communication.
Additional Information and Where to Find It
This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of K2M by Stryker Corporation. In connection with this proposed acquisition, K2M has filed a definitive proxy statement and has filed or may file other documents with the SEC. This communication is not a substitute for any proxy statement or other document K2M has filed or may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF K2M ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT HAVE BEEN (OR MAY BE) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The definitive proxy statement will be mailed to stockholders of K2M on or about October 9, 2018. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by K2M through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by K2M are available free of charge on K2M’s internet website at www.K2M.com or upon written request to: Secretary, K2M Group Holdings, Inc., 600 Hope Parkway SE, Leesburg, Virginia 20175, or by telephone at (703) 777-3155.

Participants in Solicitation
K2M, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in such solicitation in connection with the proposed merger is set forth in the definitive proxy statement filed with the SEC on October 5, 2018. Information about the directors and executive officers of K2M is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on March 1, 2018, its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on April 20, 2018, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018 and June 30, 2018, which were filed with the SEC on May 2, 2018 and August 2, 2018, respectively, and its Current Reports on Form 8-K or Form 8-K/A, which were filed with the SEC on January 8, 2018, January 9, 2018, February 28, 2018, March 29, 2018, May 1, 2018, June 11, 2018, June 14, 2018, June 18, 2018, August 1, 2018, and August 30, 2018.
These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement and other relevant materials filed with the SEC.

K2M Group Holdings, Inc.
600 Hope Parkway SE
Leesburg, Virginia 20175
Tel. (703) 777-3155
www.K2M.com